UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6709

Name of Registrant:	Vanguard Florida Tax-Free Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005 - November 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Florida Long-Term Tax-Exempt Fund

> Annual Report

November 30, 2006

>	During the fiscal year ended November 30, 2006, Vanguard Florida Long-Term Tax-Exempt Fund returned 5.9% for Investor Shares and 6.0% for Admiral Shares.

>	The fund outpaced the average return of competing funds during the period, and maintained its long-term performance advantage over its peers.

>	Interest rates generally increased during the first part of the year, then retreated as near-term inflation concerns subsided.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
About Your Fund’s Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus..

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2006
Total
Returns
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	5.9%
SEC 30-Day Annualized Yield: 3.83%
Taxable-Equivalent Yield: 5.89%[1]
Admiral™ Shares[2]	6.0
SEC 30-Day Annualized Yield: 3.90%
Taxable-Equivalent Yield: 6.00%[1]
Lehman 10 Year Municipal Bond Index	6.2
Average Florida Municipal Debt Fund[3]	5.5
Lehman Municipal Bond Index	6.1

Your Fund’s Performance at a Glance
November 30, 2005–November 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$11.62	$11.73	$0.513	$0.042
Admiral Shares	11.62	11.73	0.522	0.042

1  This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.

2  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

3  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Yields for municipal bonds generally increased during the first part of your fund’s fiscal year, then declined amid signs of a cooling economy and easing inflation concerns.

For the year, Vanguard Florida Long-Term Tax-Exempt Fund Investor Shares returned 5.9%. As of November 30, the yield of these shares was 3.83%. For investors in the highest income tax bracket, the taxable-equivalent yield was 5.89%. The fund’s return and yield were slightly higher for Admiral Shares.

Although the fund’s income distributions are expected to be exempt from federal income tax, a portion of these distributions may be subject to the federal alternative minimum tax. The fund traditionally has been managed so that its shares would be exempt from the Florida intangible property tax. However, that tax has been repealed, effective January 1, 2007.

Weaker parts of the economy drew bond investors’ notice

In the first half of the fiscal year, the Federal Reserve Board continued to tighten monetary policy, raising its target for the federal funds rate five times through the end of June. Longer-term bond yields generally followed the upward trend until late summer, when they began to backslide. Weakness in the housing and manufacturing sectors persuaded bond investors that inflation was not a threat, prompting a rally (bond prices rose and yields fell).

The broad taxable bond market returned 5.9%. Municipal bonds did better still.

Economic uncertainty didn’t stop a stock rally

Despite being caught in a crosscurrent of opinions on the economy, stocks more than held their own. The housing market and automobile makers produced a drumbeat of bad news; however, corporate profits and job creation remained strong. Amid such mixed signals, stocks rose sharply beginning in mid-July. The broad market gained 14.7% for the year; in October, the narrower Dow Jones Industrial Average broke through its January 2000 high—and kept going.

Small-capitalization stocks enjoyed an edge over large-cap stocks by a margin of roughly 3 percentage points. Among both small-cap and large-cap stocks, value-oriented stocks outperformed their growth-oriented counterparts by wide margins.

Investors in international stocks were rewarded by both a falling U.S. dollar and strong economic gains in Europe and emerging markets.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2006
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.9%	4.2%	5.0%
Lehman Municipal Bond Index	6.1	4.7	5.4
Citigroup 3-Month Treasury Bill Index	4.7	2.9	2.3

Stocks
Russell 1000 Index (Large-caps)	14.2%	12.2%	6.8%
Russell 2000 Index (Small-caps)	17.4	14.2	12.7
Dow Jones Wilshire 5000 Index (Entire market)	14.7	12.8	7.8
MSCI All Country World Index ex USA (International)	29.2	23.6	16.5

CPI
Consumer Price Index	2.0%	3.0%	2.6%

Advisor kept sharp focus on fund’s income and risk level

During the fund’s fiscal year, interest rates moved higher, then declined. These movements largely hinged upon investors’ outlook for inflation: In the first part of the fiscal year, many feared the economy’s brisk growth rate would trigger higher inflation. This drove interest rates higher. In the second part of the year, the economy cooled, inflation fears eased, and interest rates fell. In the municipal bond market, yields peaked in June, then decreased over the final five months of the fiscal year. For the full 12 months, short-term municipal yields increased slightly, and the yields for the longest-term securities fell significantly. Throughout these ups and downs, your fund’s advisor remained focused on maintaining a high level of fund income without undue risk.

The Florida Long-Term Tax-Exempt Fund’s returns (5.9% for Investor Shares; 6.0% for Admiral Shares) surpassed the average return of competing Florida municipal bond funds, but slightly trailed the result of the benchmark index. The fund’s positioning represented a trade-off between interest rate sensitivity and income generation, and the fund experienced relatively stable income and an increase in net asset value for the fiscal year. In an arena where a few basis points of income can mean a great deal, the fund’s low expense ratio continued to serve its shareholders well.

Expense Ratios[1]
Your fund compared with its peer group
			Average Florida
	Investor	Admiral	Municipal
	Shares	Shares	Debt Fund
Florida Long-Term Tax-Exempt Fund	0.16%	0.09%	1.11%

1  Fund expense ratios reflect the 12 months ended November 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Your fund’s performance advantage is clear over the long term

While a year of outperformance is certainly a worthy accomplishment, we believe it’s more meaningful to highlight the longer-term picture. The table below displays how a hypothetical investment of $10,000 in the Florida Long-Term Tax-Exempt Fund would have grown over the past ten years, compared with the average performance among competing funds. As you can see, your fund’s advantage has been clear.

This is a tribute to the skill and experience of Vanguard Fixed Income Group, the fund’s advisor. It also underscores Vanguard’s enduring commitment to quality and consistency—traits that are so important in the management of municipal bond funds. Since the fund’s inception, the advisor’s task has been aided by Vanguard’s low-cost structure, a powerful benefit that allows a greater portion of the fund’s total return to go to you, the shareholder.

The fund maintained its commitment to high-quality securities

The investment decisions that a bond portfolio manager faces every day often reflect the potential for greater risk than reward. That is, if an investment goes well, a bond issuer repays the principal and meets all interest obligations. But if an investment does poorly, the issuer might default on the bond, and the principal may be lost entirely.

Total Returns
Ten Years Ended November 30, 2006
Final Value of a $10,000
	Average Annual Return		Initial Investment[1]
		Average		Average
	Vanguard	Competing	Vanguard	Competing
	Fund	Fund[2]	Fund	Fund[2]	Difference
Florida Long-Term Tax-Exempt Fund
Investor Shares	5.7%	4.8%	$17,457	$15,988	$1,469

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Assuming reinvestment of all income dividends and capital gains distributions.

2  Average Florida Insured Municipal Debt Fund through March 31, 2002, and Average Florida Municipal Debt Fund thereafter.

Vanguard Fixed Income Group approaches this seemingly tilted endeavor with great prudence. The group carefully sets an investment strategy, then executes that strategy with skill and discipline. Maintaining a portfolio of high-quality securities is an integral part of the group’s approach. Given the performance advantage afforded by Vanguard’s low expense ratios, the advisor doesn’t need to invest in riskier bonds to generate competitive yields. This low-cost, high-quality combination historically has placed the Florida Long-Term Tax-Exempt Fund in the enviable position of having both higher-quality securities and higher long-term returns than many competing funds.

We believe the Florida Long-Term Tax-Exempt Fund is an intelligent way for those in higher tax brackets to invest in high-quality municipal bonds.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 12, 2006

Advisor’s Report

During the fiscal year ended November 30, 2006, Vanguard Florida Long-Term Tax-Exempt Fund returned 5.9% for Investor Shares and 6.0% for Admiral Shares, outpacing the average return of competitors.

The investment environment

The U.S. economy expanded during the fund’s fiscal year, though its rate of expansion slowed in the second half. In the third quarter of calendar-year 2006, real gross domestic product grew at an annualized rate of 2.0%, a pace slightly below expectations for the economy’s potential long-run growth rate.

Robust global demand for U.S. exports and solid business investment spending were key drivers of growth, while the struggling housing and auto sectors created a drag on the economy. Consumer spending expanded at a decent 2.7% over the past year, as rising incomes and improved job prospects helped to partially mitigate high energy prices, the slumping housing market, and rising short-term interest rates. The U.S. labor market remains tight and continues to improve. The unemployment rate was 4.5% in November, close to the lowest level in more than five years.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
			Change
Maturity	Nov. 30, 2005	Nov. 30, 2006	(basis points)[1]
2 years	3.24%	3.45%	+21
5 years	3.43	3.43	0
10 years	3.87	3.56	–31
30 years	4.55	3.91	–64

Yields of U.S. Treasury Securities
			Change
Maturity	Nov. 30, 2005	Nov. 30, 2006	(basis points)[1]
2 years	4.41%	4.61%	+20
5 years	4.41	4.45	+4
10 years	4.48	4.46	–2
30 years	4.69	4.56	–13

1  One basis point equals 1/100 of a percentage point.

Source: Vanguard.

Inflation concerns eased over the summer months, in part because of a sharp decline in energy prices. Since its June 2006 meeting, the Federal Reserve Board has left its target for short-term interest rates unchanged at 5.25%. At its meeting in October, the Fed noted that “some inflation risks remain,” but added that the “extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth.” At its December 12 meeting (after the close of the fund’s fiscal year), the Fed again voted to keep its rate target at 5.25%.

The municipal bond market

The movement of U.S. Treasury and municipal bond yields during the fiscal year was a story in two parts. In the first half of the year, yields in both markets generally increased across the maturity spectrum (with the exception of the longest-term municipal bonds, whose yields decreased slightly). In the second half, Treasury and municipal yields of all maturities fell as inflation concerns eased. For the 12 months overall, short-term Treasury yields increased, intermediate-term rates were relatively unchanged, and the longest-term rates fell slightly. Short-term municipal yields also increased, but long-term yields fell significantly as prices for those issues increased.

Consequently, long-term municipal bonds (those with maturities of 10 years or longer) dramatically outperformed their Treasury counterparts. In fact, as of the fiscal year-end, the ratios of municipal yields to Treasury yields for bonds with maturities of 10 years and longer were close to their lowest points of the last five years. (A declining ratio indicates that municipals are outperforming Treasuries.)

A key reason that municipal bonds outperformed Treasuries was a decline in new issuance for municipals. For the 12 months ended November 30, the amount of new tax-exempt issuance fell 15.8% nationwide from the prior-year level. Over the past few years, many states and municipalities have taken advantage of low interest rates to refund existing debt. Because each issue can be refunded only once under IRS regulations, the multiyear surge in new supply has receded.

Management of the fund

While the supply of municipal bonds decreased nationally, issuance in Florida remained relatively stable throughout our fiscal year. Current challenges for the state include substantive increases in home insurance rates, overheated housing markets in some areas, and implementation of the Class Size Reduction Amendment in public schools.

A new bond program for water storage and flood control—the Comprehensive Everglade Restoration Project—is expected to lead to $1.8 billion in issuance over three years, and perhaps more in the future. The repeal of Florida's Intangible Personal Property Tax, which is expected to reduce state revenue by a relatively insignificant $131 million, takes effect January 1, 2007.

In the first half of the fiscal year, rising rates put pressure on municipal bond prices, and the Florida Long-Term Tax-Exempt Fund experienced a decline in its net asset value. But as market rates decreased in the second half, prices for the fund’s underlying bonds increased. The fund’s modest capital return, combined with its relatively high level of income, translated into a respectable 12-month total return.

In the tax-exempt bond market, credit-quality spreads—or the differences in yields between high-quality and lower-quality issues—continued to fall. These spreads have collapsed since late 2003 as the economy strengthened and memories of credit disasters faded. Recently, with quality spreads approaching the lowest levels since the mid-to-late-1990s, investors have sought yield in lower-quality issues.

As a matter of course, we maintain a higher-quality bias in the Florida Long-Term Tax-Exempt Fund, taking advantage of our historical expense advantage to provide an attractive tax-exempt dividend without stretching for lower quality or subjecting the portfolio to undue market risk. In the present environment, we don’t believe that quality spreads are compensating investors for taking on higher credit risk. We continue to rely on our talented and experienced credit staff in our efforts to make prudent security selections for the fund.

John M. Carbone, Principal

Vanguard Fixed Income Group

December 21, 2006

Fund Profile

As of November 30, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	171	6,629	38,849
Yield		—	—
Investor Shares	3.8%
Admiral Shares	3.9%
Yield to Maturity	3.9%[3]	3.7%	3.8%
Average Coupon	5.5%	5.0%	5.0%
Average Effective
Maturity	7.4 years	9.9 years	13.3 years
Average Quality	AA+	AAA	AA+
Average Duration	5.7 years	5.7 years	5.1 years
Expense Ratio		—	—
Investor Shares	0.16%
Admiral Shares	0.09%
Short-Term Reserves	0%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.97
Beta	1.01	1.18

Distribution by Maturity (% of portfolio)

Under 1 Year	4%
1–5 Years	26
5–10 Years	51
10–20 Years	16
20–30 Years	3

Distribution by Credit Quality (% of portfolio)

AAA	84%
AA	6
A	6
BBB	4

Investment Focus

1 Lehman 10 Year Municipal Bond Index.

2 Lehman Municipal Bond Index.

3 Before expenses.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 29.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1996–November 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Florida Long-Term Tax-Exempt Fund
Investor Shares	5.90%	5.40%	5.73%	$17,457
Lehman Municipal Bond Index	6.12	5.40	5.75	17,487
Lehman 10 Year Municipal Bond Index	6.17	5.34	5.70	17,415
Average Florida Municipal Debt Fund[1]	5.48	4.52	4.80	15,988

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Florida Long-Term Tax-Exempt Fund Admiral Shares	5.98%	5.46%	4.96%	$127,665
Lehman Municipal Bond Index	6.12	5.40	5.04	128,154
Lehman 10 Year Municipal Bond Index	6.17	5.34	4.87	127,124

1  Derived from data provided by Lipper Inc.; based on the Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.

2  November 12, 2001.

Fiscal Year Total Returns (%): November 30, 1996–November 30, 2006

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	1.3%	5.2%	6.5%	7.1%
1998	2.9	5.1	8.0	8.1
1999	–6.5	4.6	–1.9	–0.4
2000	3.6	5.4	9.0	7.7
2001	3.9	5.1	9.0	8.2
2002	2.3	4.7	7.0	6.7
2003	2.9	4.5	7.4	6.9
2004	–0.6	4.3	3.7	4.0
2005	–1.3	4.3	3.0	3.0
2006	1.3	4.6	5.9	6.2

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	9/1/1992	4.19%	5.10%	1.12%	4.82%	5.94%
Admiral Shares	11/12/2001	4.27	4.82[2]	—	—	—

1  Lehman 10 Year Municipal Bond Index.

2  Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of November 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (99.3%)
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,429
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	10,238
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.) VRDO	3.650%	12/1/06 LOC	300	300
Boynton Beach FL Util. System Rev.	5.375%	11/1/13 (3)	2,400	2,664
Boynton Beach FL Util. System Rev.	5.375%	11/1/15 (3)	2,665	3,015
Boynton Beach FL Util. System Rev.	5.500%	11/1/18 (3)	3,125	3,643
Boynton Beach FL Util. System Rev.	5.500%	11/1/20 (3)	3,480	4,119
Boynton Beach FL Util. System Rev.	6.250%	11/1/20 (3)(ETM)	415	499
Brevard County FL Health Fac. Auth. Rev.
(Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,023
Brevard County FL Util. Rev.	5.250%	3/1/12 (3)	3,805	4,112
Brevard County FL Util. Rev.	5.250%	3/1/14 (3)	2,045	2,208
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	5,755	6,196
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,809
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,170	5,637
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	5,054
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,675
Broward County FL School Board COP	5.500%	7/1/18 (4)	14,575	15,789
Broward County FL School Board COP	5.500%	7/1/19 (4)	15,710	17,018
Cape Coral FL Water & Sewer Rev.	5.000%	10/1/27 (2)	7,470	8,091
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,000	5,418
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,725	6,215
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,000	5,428
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,695	6,182
Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	14,283
Coral Springs FL Improvement Dist.
Water & Sewer GO	6.000%	6/1/10 (1)	2,325	2,423
Davie FL Water & Sewer Rev.	6.375%	10/1/12 (2)	2,500	2,782
Dunedin FL Util. System Rev.	6.750%	10/1/08 (3)	1,115	1,177
Dunedin FL Util. System Rev.	6.750%	10/1/10 (3)	2,465	2,708
Escambia County FL Environmental
Improvement Rev.	5.750%	11/1/27	6,000	6,401
Florida Board of Educ. Capital Outlay	5.500%	6/1/14	10,000	10,880
Florida Board of Educ. Capital Outlay	5.375%	6/1/17 (3)	4,010	4,381
Florida Board of Educ. Public Educ.	5.375%	6/1/15	12,000	13,055
Florida Board of Educ. Public Educ.	5.000%	6/1/32	9,550	10,137
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/10 (3)(Prere.)	8,475	9,178

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/10 (3)(Prere.)	8,960	9,703
Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/15 (2)	12,105	13,156
Florida Housing Finance Corp. Rev.	5.950%	1/1/32 (4)	8,365	8,682
Florida Turnpike Auth. Rev.	5.000%	7/1/33	13,985	14,826
Hernando County FL Water & Sewer	5.000%	6/1/29 (1)	4,000	4,260
Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11 (Prere.)	10,000	11,160
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31	4,000	4,185
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35	10,000	10,456
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/11 (4)	4,610	4,987
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/12 (4)	5,670	6,217
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/13 (4)	3,000	3,330
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/14 (4)	5,365	6,018
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/15 (4)	3,945	4,465
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/26	2,800	3,035
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34	10,870	11,499
Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19 (1)	17,850	21,864
Hillsborough County FL School Board COP	5.250%	7/1/17 (1)	7,005	7,903
Hillsborough County FL School Board COP	5.500%	7/1/18 (1)	14,945	17,247
Indian River County FL Water & Sewer Rev.	6.500%	9/1/08 (3)	2,540	2,630
Jacksonville FL Excise Taxes Rev.	5.250%	10/1/17 (1)	2,895	3,126
Jacksonville FL Excise Taxes Rev.	5.250%	10/1/18 (1)	3,300	3,555
Jacksonville FL Excise Taxes Rev.	5.250%	10/1/19 (1)	2,280	2,449
Jacksonville FL Excise Taxes Rev.	5.250%	10/1/20 (1)	1,750	1,879
Jacksonville FL Health Fac. Auth. Hosp.
Rev. VRDO	3.600%	12/1/06 LOC	4,855	4,855
Jacksonville FL Health Fac. Auth. Hosp.
Rev. VRDO	3.650%	12/1/06 LOC	7,383	7,383
Key West FL Util. Board Election Rev.	5.000%	10/1/31 (1)	4,375	4,728
Lakeland FL Electric & Water Rev.	6.050%	10/1/09 (4)	4,000	4,268
Lakeland FL Electric & Water Rev.	6.550%	10/1/09 (4)	4,000	4,315
Lakeland FL Electric & Water Rev.	0.000%	10/1/11 (1)	8,420	7,035
Lakeland FL Electric & Water Rev.	0.000%	10/1/12 (1)	2,020	1,624
Lakeland FL Electric & Water Rev.	6.050%	10/1/14 (4)	2,000	2,331
Lakeland FL Energy Systems Rev.	5.000%	10/1/31 (10)	11,600	12,486
Lee County FL IDA Health Care Fac. Rev.
(Shell Point Village)	5.500%	11/15/21	11,925	12,303
Lee County FL School Board COP	6.000%	8/1/08 (4)	6,180	6,315
Lee County FL School Board COP	5.000%	8/1/27 (4)	5,000	5,337
Lee County FL School Board COP	5.000%	8/1/28 (4)	5,000	5,329
Miami Beach FL Water & Sewer Rev.	5.625%	9/1/17 (2)	2,550	2,747
Miami-Dade County FL Aviation—
Miami International Airport	5.750%	10/1/17 (3)	8,940	9,815
Miami-Dade County FL Aviation—
Miami International Airport	5.750%	10/1/18 (3)	5,000	5,489
Miami-Dade County FL Aviation—
Miami International Airport	5.750%	10/1/19 (3)	5,500	6,038
Miami-Dade County FL Aviation—
Miami International Airport	5.750%	10/1/20 (3)	4,000	4,391

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami-Dade County FL Educ. Fac. Auth.
Rev. (Univ. of Miami)	5.000%	4/1/29 (2)	13,760	14,636
Miami-Dade County FL Educ. Fac. Auth.
Rev. (Univ. of Miami)	5.000%	4/1/31 (2)	10,910	11,597
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/27 (1)	10,000	10,663
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/28 (1)	10,890	11,620
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/29 (1)	4,065	4,340
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,671
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,170
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,878
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	7,885	8,458
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	20,000	21,454
Miami-Dade County FL School Board
COP PUT	5.500%	5/1/11 (1)	8,500	9,115
[1] Miami-Dade County FL School Board
TOB VRDO	3.520%	12/7/06 (3)	9,165	9,165
Miami-Dade County FL Transit Sales
Surtax Rev.	5.000%	7/1/31 (10)	5,000	5,374
Miami-Dade County FL Water & Sewer
Rev. VRDO	3.480%	12/7/06 (4)	100	100
Miramar FL Wastewater Improvement
Assessment Rev.	5.000%	10/1/25 (1)	1,345	1,385
North Broward FL Hosp. Dist. Rev.	5.750%	1/15/07 (1)	2,560	2,566
Ocala FL Water & Sewer Rev.	6.000%	10/1/10 (2)	2,005	2,115
Ocala FL Water & Sewer Rev.	5.750%	10/1/11 (3)(Prere.)	13,605	15,038
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.250%	11/15/24	5,000	5,611
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/35	6,340	6,743
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)(ETM)	4,935	5,297
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,184
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,767
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,370
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	2,088
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,093
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,670
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	2,174
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,644
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	95	112
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,515	1,792
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/18 (1)	6,770	8,230
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/21 (1)	11,500	14,374
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	5.125%	11/15/39	9,000	9,588

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orange County FL School Board COP	5.375%	8/1/07 (1)(Prere.)	3,140	3,209
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,170	3,430
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,280
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,500	3,787
Orange County FL School Board COP	5.375%	8/1/22 (1)	1,185	1,209
Orange County FL School Board COP	5.000%	8/1/30 (3)	5,000	5,360
Orange County FL Tourist Dev. Rev.	5.900%	10/1/10 (1)(ETM)	835	905
Orlando & Orange County FL Expressway
Auth.	6.500%	7/1/10 (3)	2,000	2,196
Orlando & Orange County FL Expressway
Auth.	8.250%	7/1/14 (3)	3,000	3,919
Orlando & Orange County FL Expressway
Auth.	8.250%	7/1/15 (3)	8,360	11,187
Orlando FL Util. Comm. Water & Electric
Rev.	5.250%	10/1/14	5,000	5,561
Orlando FL Util. Comm. Water & Electric
Rev.	6.750%	10/1/17 (ETM)	12,700	15,309
Palm Beach County FL Criminal Justice
Fac. Rev.	7.200%	6/1/14 (3)	16,300	20,131
Palm Beach County FL Criminal Justice
Fac. Rev.	7.200%	6/1/15 (3)	3,000	3,778
Palm Beach County FL Health Fac.
Auth. Hosp. Rev.	5.625%	12/1/31	16,500	17,501
Palm Beach County FL Rev. (Raymond F.
Kravis Center for the Performing Arts,
Inc.) VRDO	3.450%	12/7/06 LOC	5,000	5,000
Palm Beach County FL School Board COP	6.000%	8/1/10 (3)(Prere.)	7,495	8,176
Palm Beach County FL School Board COP	5.250%	8/1/12 (4)(Prere.)	4,050	4,390
Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,500	4,906
Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	8,190	8,929
Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,430	4,830
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,477
Palm Beach County FL Water & Sewer	5.000%	10/1/31	24,605	26,630
Palm Beach County FL Water & Sewer	5.000%	10/1/36	6,500	7,018
Pasco County FL Water & Sewer Rev.	5.000%	10/1/36 (4)	10,000	10,748
Pinellas County FL Health Fac. Auth. Rev.
(Bayfront Hospital) VRDO	3.650%	12/1/06 LOC	2,600	2,600
Polk County FL Public Fac. Rev.	5.000%	12/1/30 (1)	17,835	19,158
Polk County FL Util. System Rev.	5.250%	10/1/21 (3)	3,620	3,945
Sarasota County FL Util. System Rev.	7.000%	10/1/09 (3)	6,260	6,736
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17 (3)	2,400	2,763
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19 (3)	3,595	4,197
Seminole County FL Sales Tax Rev.	5.250%	10/1/31 (1)	10,500	12,591
Seminole County FL Water & Sewer Rev.	6.000%	10/1/09 (1)	1,800	1,898
Seminole County FL Water & Sewer Rev.	6.000%	10/1/12 (1)	5,000	5,532
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)	2,350	2,764
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)(ETM)	4,000	4,730
[2] Seminole County FL Water & Sewer Rev.	5.000%	10/1/36	5,000	5,382
South Broward FL Hosp. Dist. Rev.	5.625%	5/1/32 (1)	12,000	13,105
South Florida Water Management Dist.	5.000%	10/1/36 (2)	10,000	10,739
South Miami FL Health Fac. Auth. Hosp.
Rev. (Baptist Health South Group)	5.500%	11/15/33	10,000	10,750
St. Lucie County FL Util. System Rev.	6.500%	10/1/08 (3)(ETM)	4,910	5,085
St. Lucie County FL Util. System Rev.	5.500%	10/1/15 (3)(ETM)	5,000	5,530
3 St. Lucie County FL Util. System Rev.	6.000%	10/1/20 (3)(ETM)	5,515	6,716
Sunrise FL Util. System Rev.	5.200%	10/1/22 (2)	17,805	20,173
Tallahassee FL Energy System Rev.	5.250%	10/1/13 (4)	4,380	4,813
Tallahassee FL Energy System Rev.	5.250%	10/1/14 (4)	3,980	4,415
Tallahassee FL Energy System Rev.	5.250%	10/1/15 (4)	5,240	5,874
Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11 (3)	3,420	3,641
Tampa Bay FL Water Util. System Rev.	5.250%	10/1/17 (3)	5,000	5,651
Tampa Bay FL Water Util. System Rev.	5.500%	10/1/24 (3)	23,180	27,847
Tampa FL Health System Rev.
(Catholic Healthcare East)	5.250%	11/15/11 (1)	4,575	4,798
UCF Athletic Assn. Inc. Florida COP	5.000%	10/1/35 (3)	2,900	3,077

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Outside Florida:
Puerto Rico Convention Center Dist. Auth.
Hotel Occupancy Tax Rev.	5.000%	7/1/27 (11)	8,400	9,098
Puerto Rico GO	5.250%	7/1/16	5,000	5,386
Puerto Rico GO	5.250%	7/1/18	6,500	6,980
Puerto Rico GO	5.250%	7/1/19	5,000	5,384
Puerto Rico GO	5.000%	7/1/34	4,200	4,412
Puerto Rico Infrastructure Financing Auth.
Special Obligation Bonds	5.500%	10/1/40	24,000	25,909
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/27 (2)	15,050	18,363
Puerto Rico Muni. Finance Agency	6.000%	8/1/09 (4)(Prere.)	6,000	6,441
Puerto Rico Muni. Finance Agency	5.250%	8/1/18 (4)	5,000	5,409
Puerto Rico Public Buildings Auth.
Govt. Fac. Rev. PUT	5.000%	7/1/12 (2)	12,000	12,837
Total Municipal Bonds (Cost $1,128,698)				1,195,265
Other Assets and Liabilities (0.7%)
Other Assets—Note B				17,103
Liabilities				(9,245)
				7,858
Net Assets (100%)				1,203,123

At November 30, 2006, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	1,140,819
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(4,058)
Unrealized Appreciation (Depreciation)
Investment Securities	66,567
Futures Contracts	(205)
Net Assets	1,203,123

Investor Shares—Net Assets
Applicable to 25,662,196 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	301,124
Net Asset Value Per Share—Investor Shares	$11.73

Admiral Shares—Net Assets
Applicable to 76,869,369 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	901,999
Net Asset Value Per Share—Admiral Shares	$11.73

•  See Note A in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the value of this security represented 0.8% of net assets.

2  Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2006.

3  Securities with a value of $1,705,000 have been segregated as initial margin for open futures contracts.

4  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

For key to abbreviations and other references, see page 18.

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Year Ended
November 30, 2006
($000)
Investment Income
Income
Interest	54,843
Total Income	54,843
Expenses
The Vanguard Group—Note B
Investment Advisory Services	103
Management and Administrative
Investor Shares	377
Admiral Shares	513
Marketing and Distribution
Investor Shares	88
Admiral Shares	160
Custodian Fees	4
Auditing Fees	23
Shareholders’ Reports
Investor Shares	7
Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,280
Expenses Paid Indirectly—Note C	(49)
Net Expenses	1,231
Net Investment Income	53,612
Realized Net Gain (Loss)
Investment Securities Sold	1,153
Futures Contracts	196
Realized Net Gain (Loss)	1,349
Change in Unrealized Appreciation (Depreciation)
Investment Securities	15,133
Futures Contracts	(210)
Change in Unrealized Appreciation (Depreciation)	14,923
Net Increase (Decrease) in Net Assets Resulting from Operations	69,884

Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	53,612	50,771
Realized Net Gain (Loss)	1,349	4,492
Change in Unrealized Appreciation (Depreciation)	14,923	(20,250)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,884	35,013
Distributions
Net Investment Income
Investor Shares	(13,796)	(24,438)
Admiral Shares	(39,816)	(26,333)
Realized Capital Gain[1]
Investor Shares	(1,167)	(968)
Admiral Shares	(3,149)	(676)
Total Distributions	(57,928)	(52,415)
Capital Share Transactions—Note F
Investor Shares	(22,136)	(354,079)
Admiral Shares	40,608	407,452
Net Increase (Decrease) from Capital Share Transactions	18,472	53,373
Total Increase (Decrease)	30,428	35,971
Net Assets
Beginning of Period	1,172,695	1,136,724
End of Period	1,203,123	1,172,695

1  Includes fiscal 2006 and 2005 short-term gain distributions totaling $1,077,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Florida Long-Term Tax-Exempt Fund Investor Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.62	$11.79	$12.00	$11.74	$11.51
Investment Operations
Net Investment Income	.513	.509	.506	.505	.530
Net Realized and Unrealized
Gain (Loss) on Investments	.152	(.153)	(.074)	.346	.262
Total from Investment Operations	.665	.356	.432	.851	.792
Distributions
Dividends from Net Investment Income	(.513)	(.509)	(.506)	(.505)	(.530)
Distributions from Realized Capital Gains	(.042)	(.017)	(.136)	(.086)	(.032)
Total Distributions	(.555)	(.526)	(.642)	(.591)	(.562)
Net Asset Value, End of Period	$11.73	$11.62	$11.79	$12.00	$11.74

Total Return	5.90%	3.04%	3.70%	7.38%	7.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$301	$320	$679	$714	$753
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.14%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	4.44%	4.31%	4.27%	4.23%	4.56%
Portfolio Turnover Rate	25%	13%	7%	19%	26%

Florida Long-Term Tax-Exempt Fund Admiral Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.62	$11.79	$12.00	$11.74	$11.51
Investment Operations
Net Investment Income	.522	.518	.513	.512	.536
Net Realized and Unrealized Gain (Loss)
on Investments	.152	(.153)	(.074)	.346	.262
Total from Investment Operations	.674	.365	.439	.858	.798
Distributions
Dividends from Net Investment Income	(.522)	(.518)	(.513)	(.512)	(.536)
Distributions from Realized Capital Gains	(.042)	(.017)	(.136)	(.086)	(.032)
Total Distributions	(.564)	(.535)	(.649)	(.598)	(.568)
Net Asset Value, End of Period	$11.73	$11.62	$11.79	$12.00	$11.74

Total Return	5.98%	3.12%	3.76%	7.45%	7.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$902	$852	$458	$466	$429
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.51%	4.39%	4.32%	4.29%	4.59%
Portfolio Turnover Rate	25%	13%	7%	19%	26%

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2006, the fund had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. For the year ended November 30, 2006, these arrangements reduced the fund’s expenses by $49,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $268,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2006, the fund had short-term gains of $1,714,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $5,977,000 through November 30, 2006, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2006, the cost of investment securities for tax purposes was $1,134,675,000. Net unrealized appreciation of investment securities for tax purposes was $60,590,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

At November 30, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

		($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year Treasury Note	(280)	30,572	(158)
30-Year Treasury Bond	(50)	5,719	(47)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2006, the fund purchased $312,889,000 of investment securities and sold $284,660,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	68,317	5,901	139,645	11,820
Issued in Lieu of Cash Distributions	10,379	897	16,829	1,425
Redeemed	(100,832)	(8,709)	(510,553)	(43,295)
Net Increase (Decrease)—Investor Shares	(22,136)	(1,911)	(354,079)	(30,050)
Admiral Shares
Issued	183,186	15,817	512,147	43,436
Issued in Lieu of Cash Distributions	28,240	2,440	17,018	1,445
Redeemed	(170,818)	(14,769)	(121,713)	(10,319)
Net Increase (Decrease)—Admiral Shares	40,608	3,488	407,452	34,562

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning December 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees and Shareholders of Vanguard Florida Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (the “Fund”) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2007

Special 2006 tax information (unaudited) for Vanguard Florida Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,316,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	5/31/2006	11/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,044.71	$0.82
Admiral Shares	1,000.00	1,045.08	0.46
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.27	$0.81
Admiral Shares	1,000.00	1,024.62	0.46

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
145 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
145 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
145 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
145 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
145 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
145 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
145 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
145 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
145 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The Vanguard Group (1997 - 2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
145 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447
Vanguard, Admiral, Connect with Vanguard,and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard’s proxy voting
the fund’s current prospectus.	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q180 012007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2006: $ 23,000
Fiscal Year Ended November 30, 2005: $ 19,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2006: $ 2,347,620
Fiscal Year Ended November 30, 2005: $ 2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2006: $ 530,000
Fiscal Year Ended November 30, 2005: $ 382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2006: $ 101,300
Fiscal Year Ended November 30, 2005: $ 98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2006: $ 0
Fiscal Year Ended November 30, 2005: $ 0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2006: $ 101,300
Fiscal Year Ended November 30, 2005: $ 98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2007

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2007

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.